THIRD AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE (this "Third Amendment") is made and entered into as of the 15th day of January, 1997, between CEEBRAID-SIGNAL CORPORATION, a Florida corporation ("Purchaser"), GLENEAGLES INVESTORS A REAL ESTATE LIMITED PARTNERSHIP, an Illinois Limited Partnership ("Seller") and PARTNERS TITLE COMPANY, agent for Chicago Title Insurance Company ("Escrow Agent").

                                  WITNESSETH:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of October 24, 1996 (as heretofore amended, the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Agreement);

     WHEREAS, Seller, Purchaser and Escrow Agent are parties to that certain
Escrow Agreement entered into as of October    , 1996 (as heretofore amended,
the "Escrow Agreement");

     WHEREAS, Seller and Purchaser now desire to amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. All capitalized terms used in this amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement.

     2. Lines one (1) and two (2) of Paragraph 8 of the Agreement are hereby deleted in their entirety, and the following is hereby inserted in lieu thereof:

     "8. CLOSING. The Closing ("Closing") of this transaction shall be on January 31, 1997 ("Closing Date"), at the office of the Title Insurer, at which time Seller shall deliver...."

     3. Purchaser and Seller instruct Escrow Agent to release to Seller the $200,000 Earnest Money deposit currently held by Escrow Agent. At the closing, the Earnest Money deposit shall be credited against the Purchase Price. In the event Purchaser fails to close on the Closing Date as amended herein, Seller shall have no additional remedy against Purchaser, since the Earnest Money deposit under the Agreement is hereby being transferred to the Seller. Therefore, Paragraph 10 of the Agreement is hereby deleted.

     4. The Escrow Agreement is hereby terminated, as of the Escrow Agent's transfer of the Earnest Money deposit to Seller.
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     5.   Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     6. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one in the same agreement.

     7. The parties herein agree and acknowledge that a facsimile copy of any party's signature on this Amendment shall be enforceable against such party as an original.

     Executed as of the date first written above.


                                   PURCHASER:

                                   CEEBRAID-SIGNAL CORPORATION,
                                   a Florida corporation

                                   By:   /s/ Richard Schlesinger
                                        --------------------------------
                                   Name:     Richard Schlesinger
                                        --------------------------------
                                   Its:      Managing Director
                                        --------------------------------


                                   SELLER:

                                   GLENEAGLES INVESTORS A REAL ESTATE
                                   PARTNERSHIP, an Illinois limited partnership

                                   By:  Balcor Equity Partners-IV, an Illinois
                                        general partnership, its general
                                        partner

                                        By:  The Balcor Company, a Delaware
                                             corporation, a general partner

                                        By:   /s/ John K. Powell, Jr.
                                             --------------------------------
                                        Name:
                                             --------------------------------
                                        Its:
                                             --------------------------------
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